EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports Fourth Quarter
2010 Results

•	Adjusted net income improves to 10 cents per share1
•	Net interest margin of 3.43%

•	Asset quality continues to improve
•	Quarterly loan loss provision declines to $17.5 million
•	Classified loans and non performing assets continue to decline
•	Loan loss reserve to non-performing loans increased to 179%

•	Strong capital base further enhanced
•	Completion of Christiana Bank & Trust divestiture
•	January 2011 completion of Warburg Pincus investment

BOYERTOWN, PA., January 27, 2011 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $6.6 million, or $0.05 per diluted common share, for the fourth quarter of 2010 compared to a net income of $10.3 million, or $0.08 per diluted common share, for the third quarter 2010. On an adjusted basis1, net income totaled $13.5 million, or $0.10 per diluted common share, which represents an increase of 12% from the third quarter of 2010.  Fourth quarter adjusted net income¹ excludes the impact of an after-tax unrealized fair value adjustment on National Penn’s traded trust preferred securities (Nasdaq:NPBCO) of $1.3 million and the previously announced tax expense of $5.5 million related to the divestiture of Christiana Bank & Trust. This tax expense was a non-cash charge and did not impact regulatory capital ratios.  For the year ended December 31, 2010 diluted earnings per common share were $0.10 while adjusted earnings per common share were $0.30.

“The fourth quarter and full year 2010 results continue to demonstrate the improving profitability trends of National Penn and are indicative of the strength of our balance sheet,” said Scott Fainor, president and CEO of National Penn. “The strategic initiatives of divesting Christiana Bank & Trust and finalizing the $150 million Warburg Pincus investment position National Penn well for the future.”

Fundamental operating performance remained strong as the net interest margin and the efficiency ratio were comparable to previous quarters. The balance sheet contracted by approximately 2% during the quarter, exclusive of the divestiture of Christiana, as disciplined deposit pricing reduced the cost of deposits by 12 basis points through reductions in higher cost time deposits.  Loan balances, exclusive of Christiana, declined by $200 million despite $292 million in new originations due to soft loan demand in this economic environment and a planned reduction in classified credits.

Asset quality trends continued to improve for the fourth consecutive quarter. Non-performing loans declined by 11% and classified loans declined by 4%. Despite a reduction in the provision for loan losses, the loan loss reserve to non-performing loans increased to 179%.

1 Adjusted net income, as used throughout this release, is a non-GAAP financial measure. Please refer to the Statement Regarding Non-GAAP Financial Measures and the attached Financial Highlights and financial data tables for additional information on this measure and a reconciliation of this measure to net income available to common shareholders, the most comparable GAAP measure.

The strength of the balance sheet is apparent not only in loan loss reserve levels but also indicated by National Penn’s capital levels.  Tangible common equity to tangible assets was 8.27% and risk based capital ratio was 17.38% at December 31, 2010. Pro forma for the Warburg Pincus investment, tangible common equity to tangible assets is 9.18% and the risk based capital ratio is 18.86%.  These capital and reserve levels should provide National Penn an ability to accelerate the repayment of TARP.

National Penn’s Board of Directors approved a first quarter cash dividend of $0.01 per share, payable on February 17, 2011 to shareholders of record on February 6, 2011, consistent with the $0.01 per share paid in the previous quarter.

Scott Fainor stated, “I am proud of the efforts of our employees in achieving our strategic initiatives of improving asset quality, enhancing capital levels and improving earnings of National Penn as we focused on reducing risk.  As we look forward, we will stay focused on these initiatives as we continue efforts to grow despite the current economic environment.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com
__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.

•
Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this release, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 12/31/2010
Exchange Listing Nasdaq "NPBC"

Financial Highlights
Unaudited, numbers in thousands except share and per share data
					Christiana
	12/31/2010	9/30/2010	% Change	12/31/2009	9/30/2010
SUMMARY BALANCE SHEET
Total assets	$8,844,620	$9,248,229	-4.36%	$9,483,910	$199,447
Investment securities and other securities	2,259,690	2,255,265	0.20%	2,180,541	3,252
Total loans and leases	5,326,723	5,641,830	-5.59%	6,024,501	115,233
Deposits	6,059,173	6,505,477	-6.86%	6,738,852	161,309
Borrowings	1,590,996	1,605,411	-0.90%	1,633,434	-
Shareholders' equity	1,137,437	1,092,018	4.16%	1,069,468
Tangible book value per common share	$5.18	$5.11	1.37%	$4.84
Tangible common equity / tangible assets	8.27%	7.20%		6.64%

	Three Months Ended			Twelve Months Ended December 31,
	12/31/2010	9/30/2010	% Change (a)	2010	2009	% Change (a)
EARNINGS
Total interest income	$93,745	$96,360	-2.71%	$387,249	$421,143	-8.05%
Total interest expense	26,104	28,670	-8.95%	116,017	168,634	-31.20%
Net interest income	67,641	67,690	-0.07%	271,232	252,509	7.41%
Provision for loan and lease losses	17,500	20,000	-12.50%	95,000	154,025	-38.32%
Net interest income after provision
for loan and lease losses	50,141	47,690	5.14%	176,232	98,484	78.94%
Net (losses) gains from fair value changes	(2,049)	(2,606)	21.37%	(10,373)	(4,427)	NM
Loss on CDO investments	-	-	0.00%	-	(99,887)	NM
Other non-interest income	25,707	26,083	-1.44%	108,595	102,794	5.64%
Goodwill impairment	-	-	0.00%	8,250	275,000	NM
Other non-interest expense	59,493	57,965	2.64%	233,426	233,616	-0.08%
Income (loss) before income taxes	14,306	13,202	8.36%	32,778	(411,652)	NM
Income tax expense (benefit)	5,664	895	NM	11,441	(63,613)	NM
Net income (loss)	8,642	12,307	-29.78%	21,337	(348,039)	NM
Preferred dividends and accretion of preferred discount	(2,005)	(2,006)	0.05%	(8,021)	(8,340)	3.82%
Net income (loss) available to common shareholders	$6,637	$10,301	-35.57%	$13,316	$(356,379)	NM

PERFORMANCE RATIOS
Net interest margin	3.43%	3.42%		3.45%	3.18%
Return on average assets	0.38%	0.53%		0.23%	NM
Return on average total shareholders' equity	3.00%	4.50%		1.95%	NM
Return on average tangible common equity (1)	3.76%	6.42%		2.07%	NM

PER SHARE
Basic earnings (loss) available to common shareholders	$0.05	$0.08		$0.10	$(3.61)
Diluted earnings (loss) available to common shareholders	0.05	0.08		0.10	(3.61)
Dividends per common share	0.01	0.01		0.04	0.28
Average shares - basic	134,380,086	126,102,037		128,118,298	98,818,526
Average shares - diluted	134,471,788	126,255,249		128,186,651	98,818,526

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended			Twelve Month Ended
	12/31/2010	9/30/2010		12/31/2010	12/31/2009
Return on average tangible common equity
Return on average shareholders' equity	3.00%	4.50%		1.95%	NM
Effect of preferred equity	-0.35%	-0.14%		-0.54%	NM
Effect of goodwill and intangibles	1.11%	2.06%		0.66%	NM
Return on average tangible common equity	3.76%	6.42%		2.07%	NM
Average tangible equity:
Average shareholders' equity	$1,141,979	$1,084,724		$1,094,642	$1,246,537
Average preferred equity	(148,377)	(148,248)		(148,184)	(144,631)
Average goodwill and intangibles	(292,855)	(299,919)		(303,541)	(589,133)
Average total tangible common equity	$700,747	$636,557		$642,917	$512,773

Adjusted net income reconciliation
Net income (loss) available to common shareholders	$6,637	$10,301		$13,316	$(356,379)
After tax gain on pension plan curtailment	-	-		(2,643)	-
After tax unrealized fair market value loss (gain) on
NPB Capital Trust II Preferred Securities	1,332	1,694		6,743	2,878
After tax loss on investment securities	-	-		-	1,858
After tax other than temporary impairment
charge on CDO investment	-	-		-	66,164
After tax insurance proceeds	-	-		-	(2,618)
After tax FDIC special assessment	-	-		-	3,006
After tax (gain) loss on sale of wealth unit	-	-		-	(797)
After tax loss (gain) on sale of SNC loans	-	-		-	3,921
After tax SERP accrual	-	-		-	1,300
Tax expense from sale of Christiana	5,486	-		5,486	-
BOLI tax expense	-	-		8,081	-
Goodwill impairment	-	-		8,250	275,000
Adjusted net income available to common shareholders	$13,455	$11,995		$39,233	$(5,667)

Earnings per share
Net income (loss) available to common shareholders	$0.05	$0.08		$0.10	$(3.61)
After tax gain on pension plan curtailment	-	-		(0.02)	-
After tax unrealized fair market value loss (gain) on
NPB Capital Trust II Preferred Securities	0.01	0.01		0.05	0.03
After tax loss on investment securities	-	-		-	0.02
After tax other than temporary impairment
charge on CDO investment	-	-		-	0.67
After tax insurance proceeds	-	-		-	(0.03)
After tax FDIC special assessment	-	-		-	0.03
After tax (gain) loss on sale of wealth unit	-	-		-	(0.01)
After tax loss (gain) on sale of SNC loans	-	-		-	0.04
After tax SERP accrual	-	-		-	0.01
Tax expense from sale of Christiana	0.04	-		0.05	-
BOLI tax expense	-	-		0.06	-
Goodwill impairment	-	-		0.06	2.78
Adjusted net income available to common shareholders	$0.10	$0.09		$0.30	$(0.06)

(a) Changes greater than 100% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 12/31/2010

Unaudited, numbers in thousands except share and per share data	As of
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
BALANCE SHEET - ASSETS
Cash and due from banks	$90,283	$103,279	$106,059	$103,666	$106,722
Interest-earning deposits with banks	612,099	609,733	496,282	239,757	496,535
Total cash and cash equivalents	702,382	713,012	602,341	343,423	603,257

Investment securities available for sale, at fair value	1,632,118	1,603,849	1,554,349	1,569,062	1,499,667
Investment securities held to maturity	546,957	567,740	579,572	591,315	601,923
Other securities	80,615	83,676	83,676	83,676	78,951
Loans held for sale	12,785	30,081	15,944	6,561	18,028

Loans and leases	5,313,938	5,611,749	5,740,291	5,908,658	6,006,472
Allowance for loan and lease losses	(150,054)	(153,475)	(154,039)	(153,850)	(146,271)
Loans and leases, net	5,163,884	5,458,274	5,586,252	5,754,808	5,860,201

Premises and equipment, net	105,483	108,496	109,792	112,376	113,556
Accrued interest receivable	33,829	36,127	35,745	37,175	36,565
Bank owned life insurance, redeemed but not settled	-	64,387	64,387	-	-
Bank owned life insurance	134,154	136,093	134,925	198,392	198,131
Other real estate owned and other repossessed assets	7,453	7,818	8,974	2,386	4,208
Goodwill	258,279	273,468	273,468	281,718	281,623
Other intangible assets, net	22,217	25,587	27,360	29,130	30,943
Unconsolidated investments under the equity method	11,482	12,428	12,736	12,842	12,821
Other assets	132,982	127,193	132,606	148,897	144,036
TOTAL ASSETS	$8,844,620	$9,248,229	$9,222,127	$9,171,761	$9,483,910

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$808,835	$815,193	$834,297	$800,467	$753,650
Interest bearing deposits	5,250,338	5,690,284	5,661,908	5,610,897	5,985,202
Total deposits	6,059,173	6,505,477	6,496,205	6,411,364	6,738,852

Securities sold under repurchase agreements	734,455	752,428	752,314	758,828	737,323
Short-term borrowings	10,000	6,974	7,000	7,165	6,900
Federal Home Loan Bank advances	703,761	705,278	706,784	743,781	756,803
Subordinated debentures	142,780	140,731	138,125	139,668	132,407
Accrued interest payable and other liabilities	57,014	45,323	44,811	40,167	42,157
TOTAL LIABILITIES	7,707,183	8,156,211	8,145,239	8,100,973	8,414,442

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	148,441	148,310	148,180	148,050	147,920
Common stock	1,292,342	1,227,639	1,227,354	1,226,481	1,225,635
Retained deficit	(293,940)	(299,209)	(308,252)	(301,459)	(302,120)
Accumulated other comprehensive income/(loss)	(9,406)	15,278	9,606	(2,284)	(1,967)
TOTAL SHAREHOLDERS' EQUITY	1,137,437	1,092,018	1,076,888	1,070,788	1,069,468

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,844,620	$9,248,229	$9,222,127	$9,171,761	$9,483,910

COMMON SHARE AND PER SHARE DATA
Book Value	$7.23	$7.48	$7.37	$7.32	$7.33
Tangible Book Value (2)	$5.18	$5.11	$4.98	$4.86	$4.84
Dividends	$0.01	$0.01	$0.01	$0.01	$0.01
Shares Outstanding (end of period, net of treasury)	136,792,414	126,115,073	126,064,075	126,004,409	125,713,668

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,137,437	$1,092,018	$1,076,888	$1,070,788	$1,069,468
Total preferred shareholders' equity	(148,441)	(148,310)	(148,180)	(148,050)	(147,920)
Goodwill and intangibles	(280,496)	(299,055)	(300,828)	(310,848)	(312,566)
Tangible common equity	$708,500	$644,653	$627,880	$611,890	$608,982
Common shares outstanding	136,792,414	126,115,073	126,064,075	126,004,409	125,713,668
Tangible book value per share	$5.18	$5.11	$4.98	$4.86	$4.84

Financial Update for National Penn Bancshares (NPBC) for12/31/2010

Unaudited, numbers in thousands except share and per share data	For the Quarter Ended					For the Twelve Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	12/31/2010	12/31/2009
INTEREST INCOME
Loans and leases, including fees	$73,496	$76,227	$77,830	$78,654	$82,927	$306,207	$336,787
Investment securities
Taxable	11,272	11,157	11,457	11,098	11,871	44,984	47,077
Tax-exempt	8,569	8,697	8,803	8,838	8,946	34,906	36,649
Federal funds sold and deposits in banks	408	279	218	247	204	1,152	630
Total interest income	93,745	96,360	98,308	98,837	103,948	387,249	421,143
INTEREST EXPENSE
Deposits	13,411	15,773	16,464	18,281	22,844	63,929	110,935
Securities sold under repurchase agreements	2,567	2,757	2,808	2,874	3,049	11,006	12,666
FHLB advances and subordinated debentures	10,126	10,140	10,393	10,423	10,610	41,082	45,033
Total interest expense	26,104	28,670	29,665	31,578	36,503	116,017	168,634
Net interest income	67,641	67,690	68,643	67,259	67,445	271,232	252,509
Provision for loan and lease losses	17,500	20,000	25,000	32,500	47,000	95,000	154,025
Net interest income after provision for loan and lease losses	50,141	47,690	43,643	34,759	20,445	176,232	98,484
NON-INTEREST INCOME
Wealth management income	6,917	6,997	7,238	7,101	7,406	28,253	28,923
Service charges on deposit accounts	5,358	5,419	5,446	5,341	6,141	21,564	24,259
Insurance commissions and fees	3,423	3,499	3,639	3,771	3,970	14,332	15,714
Cash management and electronic banking fees	4,584	4,548	4,614	4,158	4,237	17,904	15,921
Mortgage banking income	2,590	2,424	1,231	1,153	1,337	7,398	8,475
Bank owned life insurance income	1,501	1,168	1,280	1,983	1,441	5,932	4,919
Equity in undistributed net earnings of unconsolidated investments	140	(41)	537	163	1,706	799	2,586
Gain on pension plan curtailment	-	-	-	4,066	-	4,066	-
Other operating income	1,638	2,381	2,771	2,733	(1,783)	9,523	6,758
Net (losses) gains from fair value changes	(2,049)	(2,606)	1,543	(7,261)	3,669	(10,373)	(4,427)
Net (losses) gains on sales of investment securities	-	-	214	-	290	214	(2,857)
Impairment losses on investment securities:
Impairment losses on investment securities	(444)	(312)	-	(634)	(2,166)	(1,390)	(127,812)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	-	-	-	26,021
Net impairment losses on investment securities	(444)	(312)	-	(634)	(2,166)	(1,390)	(101,791)
Total non-interest income (loss)	23,658	23,477	28,513	22,574	26,248	98,222	(1,520)
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,499	31,544	30,999	29,429	30,864	123,471	125,635
Net premises and equipment	7,460	7,256	7,209	7,998	7,962	29,923	31,999
Advertising and marketing expenses	997	982	1,762	1,609	2,442	5,350	7,436
Fraud recovery	-	-	-	-	-	-	(4,028)
Goodwill impairment	-	-	8,250	-	275,000	8,250	275,000
FDIC insurance	3,411	3,641	4,056	4,097	3,910	15,205	14,915
Other operating expenses	16,126	14,542	14,287	14,524	16,941	59,477	57,659
Total non-interest expense	59,493	57,965	66,563	57,657	337,119	241,676	508,616
Income (loss) before income taxes	14,306	13,202	5,593	(324)	(290,426)	32,778	(411,652)
Income tax expense (benefit)	5,664	895	9,132	(4,250)	(9,227)	11,441	(63,613)
NET INCOME (LOSS)	8,642	12,307	(3,539)	3,926	(281,199)	21,337	(348,039)
Preferred dividends and accretion of preferred discount	(2,005)	(2,006)	(2,005)	(2,005)	(2,095)	(8,021)	(8,340)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,637	$10,301	$(5,544)	$1,921	$(283,294)	$13,316	$(356,379)

PER SHARE OF COMMON STOCK
Basic earnings (loss) available to common shareholders	$0.05	$0.08	$(0.04)	$0.02	$(2.25)	$0.10	$(3.61)
Diluted earnings (loss) available to common shareholders	$0.05	$0.08	$(0.04)	$0.02	$(2.25)	$0.10	$(3.61)
Average Shares Basic	134,380,086	126,102,037	126,045,667	125,875,061	125,697,822	128,118,298	98,818,526
Average Shares Diluted	134,471,788	126,255,249	126,045,667	126,039,112	125,697,822	128,186,651	98,818,526

SUPPLEMENTAL DATA (annualized, average) (b)
Return on Assets	0.38%	0.53%	NM	0.17%	NM	0.23%	NM
Return on Total Equity	3.00%	4.50%	NM	1.48%	NM	1.95%	NM
Return on Common Equity	2.65%	4.36%	NM	0.84%	NM	1.41%	NM
Return on Tangible Equity (1)	3.76%	6.42%	NM	1.27%	NM	2.07%	NM
Efficiency Ratio (3)	60.36%	58.51%	57.72%	58.54%	58.79%	58.78%	59.61%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$59,493	$57,965	$66,563	$57,657	$337,119	$241,676	$508,616
Less:
Fraud recovery	-	-	-	-	-	-	(4,028)
Goodwill impairment	-	-	8,250	-	275,000	8,250	275,000
FDIC Special Assessment	-	-	-	-	-	-	4,625
SERP accrual	-	-	-	-	2,000	-	2,000
Operating expenses	$59,493	$57,965	$58,313	$57,657	$60,119	$233,426	$231,019

Net interest income (taxable equivalent)	$72,849	$72,985	$74,055	$72,727	$73,007	$292,615	$275,192

Non-interest income (loss)	23,658	23,477	28,513	22,574	26,248	98,222	(1,520)
Less:
Gain on pension plan curtailment	-	-	-	4,066	-	4,066	-
Securities loss / impairment / CDO loss	-	-	-	-	(1,876)	-	(104,648)
Net (losses) gains from fair value changes	(2,049)	(2,606)	1,543	(7,261)	3,669	(10,373)	(4,427)
Loss on sale of SNC loans	-	-	-	-	(6,032)	-	(6,032)
Gain on sale of wealth unit	-	-	-	-	1,226	-	1,226
Adjusted revenue	$98,556	$99,068	$101,025	$98,496	$102,268	$397,144	$387,553

Efficiency Ratio	60.36%	58.51%	57.72%	58.54%	58.79%	58.78%	59.61%

(b) Ratios less than 0% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for12/31/2010

Unaudited, numbers in thousands except share and per share data
	As of and for the Quarter Ended					For the Twelve Months Ended
CHARGE-OFFS	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	12/31/2010	12/31/2009

Loan Charge-offs	$22,456	$23,306	$27,316	$27,482	$28,524	$100,560	$101,529
Recoveries on Loans	(2,443)	(2,742)	(2,505)	(2,561)	(2,305)	(10,251)	(9,769)
Net Loan Charge-offs	$20,013	$20,564	$24,811	$24,921	$26,219	$90,309	$91,760
Net Loan Charge-offs to Average Loans (annualized)	1.44%	1.43%	1.70%	1.69%	1.69%	1.57%	1.46%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(7,266)	$(2,166)	$(8,608)	$(2,162)	$(11,529)	$(20,202)	$(44,736)
Real Estate-Permanent	(2,903)	(1,655)	(1,510)	(359)	(8,522)	(6,427)	(14,030)
Real Estate-Construction	(1,973)	(12,899)	(6,327)	(18,427)	(3,493)	(39,626)	(17,600)
Leases	(96)	(1)	(5)	(98)	(38)	(200)	(381)
Residential Mortgages	(5,621)	(1,467)	(5,368)	(2,700)	(1,089)	(15,156)	(3,492)
Consumer	(2,038)	(2,169)	(2,902)	(1,086)	(1,322)	(8,195)	(10,878)
Overdraft	(116)	(207)	(91)	(89)	(226)	(503)	(643)
Net Loans Charged-off	$(20,013)	$(20,564)	$(24,811)	$(24,921)	$(26,219)	$(90,309)	$(91,760)

	As of
ASSET QUALITY AND OTHER DATA	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Nonaccrual Loans	$82,111	$83,650	$88,875	$111,064	$122,516
Restructured Loans	-	8,544	7,324	6,653	576
Loans 90+ Days Past Due & Still Accruing	1,753	2,237	2,997	2,651	2,694
Total Non-performing Loans	$83,864	$94,431	$99,196	$120,368	$125,786
Other Real Estate Owned & Repossessed Assets	7,453	7,818	8,974	2,386	4,208
Total Non-performing Assets	$91,317	$102,249	$108,170	$122,754	$129,994
Allowance for Loan and Lease Losses	$150,054	$153,475	$154,039	$153,850	$146,271
Allowance for Loan and Lease Losses/Non-Performing Loans	178.9%	162.5%	155.3%	127.8%	116.3%
Allowance for Loan and Lease Losses/Non-Performing Assets	164.3%	150.1%	142.4%	125.3%	112.5%
Provision/Charge-Offs, net	87.4%	97.3%	100.8%	130.4%	179.3%
Classified Loans	$479,336	$498,631	$512,628	$532,048	$501,485
Classified Loans/Total Loans	9.00%	8.84%	8.91%	8.99%	8.32%
Delinquent Loans	$27,807	$33,676	$33,171	$31,891	$28,158
Delinquent Loans/Total Loans	0.52%	0.60%	0.58%	0.54%	0.47%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$34,197	$29,227	$33,712	$38,455	$40,618
Real Estate-Permanent	24,079	21,769	18,958	14,823	19,277
Real Estate-Construction	20,048	30,522	35,728	40,622	46,832
Leases	684	651	468	580	396
Residential Mortgages	5,802	13,396	11,422	18,368	12,800
Consumer	4,227	3,853	4,227	6,691	6,842
Loans Past Due 90+Days	1,753	2,237	2,997	2,651	2,694
Total Other Repossessed Assets	527	594	658	564	535
Total Non-performing Assets + Loans 90 Days Past Due	$91,317	$102,249	$108,170	$122,754	$129,994

	As of
REGULATORY CAPITAL DATA	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Tier 1 Capital	$924,143	$850,185	$833,526	$810,119	$809,218
Tier 1 Leverage Ratio	10.59%	9.67%	9.41%	9.06%	8.88%
Tier 1 Ratio (%)	16.12%	14.00%	13.64%	12.88%	12.66%
Total Capital	$996,288	$926,499	$910,857	$889,675	$889,966
Total Capital Ratio (%)	17.38%	15.26%	14.91%	14.15%	13.92%
Total Risk-Weighted Assets	$5,732,730	$6,070,678	$6,109,763	$6,289,618	$6,394,468

Financial Update for National Penn Bancshares (NPBC) for12/31/2010

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$804,602	$878,790	$925,661	$972,132	$985,357
Commercial Real Estate (4)	1,653,063	1,810,442	1,804,073	1,852,838	1,833,069
Residential Mortgage	1,294,751	1,381,117	1,412,218	1,398,640	1,430,027
Real Estate Construction and Land Development	426,208	375,341	404,292	463,833	534,315
Home Equity	755,829	792,496	800,378	800,394	806,556
Consumer	236,107	244,878	247,113	251,611	252,028
Other Loans	156,163	158,766	162,500	175,771	183,148
Total Loans	5,326,723	5,641,830	5,756,235	5,915,219	6,024,500
Allowance for Loan and Lease Losses/Total Loans and Leases	2.82%	2.72%	2.68%	2.60%	2.43%
Investment Securities and Other Securities	2,259,690	2,255,265	2,217,597	2,244,053	2,180,541
Other Earning Assets	612,099	609,733	496,282	239,757	496,535
Total Earning Assets (net of loan loss reserve)	$8,048,458	$8,353,353	$8,316,075	$8,245,178	$8,555,305
(4) Includes owner occupied

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$768,988	$855,777	$868,405	$865,003	$831,127
- Construction / Development	281,056	312,086	335,799	365,641	406,331
Commercial & Industrial
Business Purpose, Real Estate secured	948,506	987,551	991,075	1,024,362	1,052,096
Business Purpose, not secured by Real Estate	886,692	953,645	1,005,189	1,075,058	1,091,578
Owner Occupied Commercial Real Estate
- Permanent	552,129	556,738	556,201	570,659	589,455
- Construction / Development	37,196	38,902	38,858	42,122	52,710
Leasing	10,437	12,230	13,810	15,942	17,304
Residential Mortgage (personal purpose)
Permanent	758,301	795,420	813,042	822,373	833,721
Construction	7,113	9,966	10,925	10,486	12,275
Retail
Home Equity Loans and Direct Installment Loans	423,755	446,866	458,803	466,611	487,793
Home Equity Lines of Credit	321,369	332,074	317,469	303,246	297,652
Private Banking Credit Lines	150,811	159,991	163,526	167,954	171,582
Indirect Vehicle Loans	131,416	133,297	136,177	138,536	141,829
Other	48,954	47,287	46,956	47,226	39,047
Total Loans	$5,326,723	$5,641,830	$5,756,235	$5,915,219	$6,024,500

Deposit Breakdown:
Savings	$438,879	$430,806	$455,061	$433,669	$414,886
NOW Accounts	1,181,850	1,294,582	1,130,026	1,114,539	1,284,143
Money Market Accounts	1,664,620	1,714,771	1,763,631	1,724,852	1,675,369
CDs $100k or less	1,378,060	1,512,573	1,543,947	1,565,238	1,607,148
CDs greater than $100k	586,929	737,552	769,243	772,599	1,003,656
Total Interest Bearing Deposits	5,250,338	5,690,284	5,661,908	5,610,897	5,985,202
Borrowings	1,590,996	1,605,411	1,604,223	1,649,442	1,633,433
Total Interest Bearing Liabilities	$6,841,334	$7,295,695	$7,266,131	$7,260,339	$7,618,635

Financial Update for National Penn Bancshares (NPBC) for12/31/2010

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of										Twelve Months, as of
	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009		12/31/2010		12/31/2009
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans (net of unearned)	$5,506,513	5.35%	$5,703,685	5.35%	$5,856,738	5.39%	$5,985,554	5.39%	$6,137,362	5.42%	$5,761,647	5.37%	$6,286,831	5.41%
Investment Securities	2,274,090	4.24%	2,227,732	4.34%	2,248,560	4.43%	2,184,886	4.56%	2,244,878	4.51%	2,234,045	4.39%	2,083,933	4.94%
Interest Earning Deposits and
Fed Funds Sold	642,204	0.25%	535,446	0.21%	388,434	0.23%	411,100	0.24%	410,679	0.22%	495,042	0.23%	284,855	0.22%

Total Earning Assets	8,422,807	4.66%	8,466,862	4.76%	8,493,732	4.90%	8,581,540	4.93%	8,792,919	4.94%	8,490,734	4.81%	8,655,619	5.13%
Total Assets	9,122,895	4.30%	9,197,254	4.39%	9,228,295	4.51%	9,337,334	4.53%	9,775,612	4.45%	9,220,791	4.43%	9,686,673	4.58%

Savings	435,069	0.20%	445,327	0.27%	446,347	0.29%	421,503	0.33%	405,132	0.33%	437,796	0.27%	390,028	0.31%
NOW Accounts	1,265,646	0.23%	1,203,831	0.28%	1,156,191	0.35%	1,170,886	0.43%	1,212,744	0.56%	1,195,331	0.32%	1,115,747	0.69%
Money Market Accounts	1,682,091	0.60%	1,728,823	0.82%	1,726,437	0.87%	1,710,084	0.97%	1,704,247	1.11%	1,715,233	0.81%	1,693,218	1.27%
CDs	2,124,910	1.85%	2,279,366	1.92%	2,322,483	1.97%	2,522,020	2.03%	2,730,493	2.34%	2,311,017	1.95%	2,802,915	2.87%

Total Interest Bearing Deposits	5,507,716	0.97%	5,657,347	1.11%	5,651,458	1.17%	5,824,493	1.27%	6,052,616	1.50%	5,659,377	1.13%	6,001,908	1.85%

Non-Interest Bearing Deposits	818,330		831,484		831,119		767,398		741,254		812,275		731,122
Total Deposits	6,326,046	0.84%	6,488,831	0.96%	6,482,577	1.02%	6,591,891	1.12%	6,793,870	1.34%	6,471,652	0.99%	6,733,030	1.65%

Short-Term Borrowings	764,314	1.33%	734,904	1.49%	752,907	1.50%	749,114	1.56%	694,000	1.74%	750,309	1.47%	660,825	1.92%
Long-Term Borrowings	845,423	4.75%	844,336	4.76%	879,339	4.74%	885,293	4.77%	904,083	4.66%	863,436	4.76%	978,889	4.60%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	7,935,783	1.31%	8,068,071	1.41%	8,114,823	1.47%	8,226,298	1.56%	8,391,953	1.73%	8,085,397	1.43%	8,372,744	2.01%
Total Interest Bearing Liabilities	$7,117,453	1.46%	$7,236,587	1.57%	$7,283,704	1.63%	$7,458,900	1.72%	$7,650,699	1.89%	$7,273,122	1.60%	7,641,622	2.21%

Net Yield on Earning Assets: (Margin)		3.43%		3.42%		3.50%		3.44%		3.29%		3.45%		3.18%

Wealth Assets:
Assets under administration	$3,973,910		$10,616,931		$9,942,778		$9,229,435		$8,989,419
Assets under management	2,092,149		2,394,916		2,252,299		2,285,178		2,199,946
(included above)
Christiana Bank and Trust
Trust Revenues	$862	(c)	$1,539		$1,607		$1,555		$1,870

(c) Through December 3, 2010

Financial Update for National Penn Bancshares (NPBC) for12/31/2010

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	124	124	124	124	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	133	132	133	133	133

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	-	2	2	2	2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	1	1	1	1
Total Number of ATMs	-	2	2	2	2

TOTAL
Total Number of Banking Offices	125	127	127	127	127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	2	2	2	2
Total Number of ATMs	134	135	136	136	136

EOP Employees (Full Time Equivalent)	1,728	1,771	1,792	1,753	1,756